Supplement Dated October 17, 2022
To The Updating Summary Prospectus Dated April 25, 2022 For

JACKSON RETIREMENT INVESTMENT ANNUITYSM
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced updating summary prospectus. Please read and keep it together with your updating summary prospectus for future reference. To obtain an additional copy of the updating summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

Effective October 17, 2022, your updating summary prospectus is revised to update disclosures relating to the direct deduction of advisory fees under our administrative rules, and to accommodate the addition of an Add-On Benefit Advisory Fee Withdrawal Program. The new Add-On Benefit Advisory Fee Withdrawal Program will permit the payment of advisory fees, under our administrative rules, up to an annual amount of 1.25% of Contract Value without negatively impacting your eligible add-on benefit(s). Your updating summary prospectus is revised as follows:

➢    In the section titled “Important Information you Should Consider About the Contract” beginning on page 3 of the updating summary prospectus, the following revisions are made:

•in the “FEES AND EXPENSES” table, the row titled “Transaction Charges”, the following sentence is added to the end of the paragraph:

Under certain circumstances, you may elect to have advisory fees directly deducted from your Contract Value and automatically transmitted to your third party financial professional, subject to certain administrative rules.
•in the “FEES AND EXPENSES” table, under the row titled “Ongoing Fees and Expenses (annual charges)”, the following changes are made:
◦the maximum fee shown in the row for “3. Optional benefits available for an additional charge (for a single optional benefit, if elected)” is now 0.80%; and
◦in the row for the lowest and highest annual cost, the “HIGHEST ANNUAL COST” is now $2,716.
•in the “RESTRICTIONS” table, the row titled “Optional Benefits”, the following bullet is added:
•Under certain circumstances, you may elect to have the advisory fee directly deducted from your Contract Value and automatically transmitted to your third party financial professional, subject to certain administrative rules If you elect to pay your advisory fees via direct deductions under our rules, these deductions will reduce the basic death benefit.
______________________________
(To be used with JMV25288USP 04/22)

JFV101740 10/22